Summary Prospectus 2014 BMO Pyrford Global Equity Fund

Class Y BGEYX	Class I BGENX	Class A BAGEX	As of December 29, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at bmofunds.com/documents/international. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Sales Charge” on page 113 of this Prospectus and under “How to Buy Shares – Waivers and Reductions of Sales Charges – Class A Shares” beginning on page 114 of this Prospectus and “How to Buy Shares” beginning on page B-43 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	20.78%	20.53%	20.53%
Total Annual Fund Operating Expenses	21.38%	21.13%	21.38%
Fee Waiver and Expense Reimbursement(3)	(20.23)%	(20.23)%	(20.23)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.15%	0.90%	1.15%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	“Other Expenses” for the Class A shares are based on estimated amounts for the current fiscal year.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.15% for Class Y, 0.90% for Class I, and 1.15% for Class A through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2015. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$117	$92	$611
3 Years	$3,860	$3,810	$4,167
5 Years	$6,477	$6,426	$6,654
10 Years	$10,074	$10,055	$10,071

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period ended August 31, 2014, the Fund’s portfolio turnover rate (not annualized) was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. companies. The Fund normally invests at least 40% of its net assets in securities of companies located outside of the United States and will be diversified among a broad list of countries, which may include the United States. The Fund invests primarily in companies that are located in the countries included in the MSCI World Index, which includes developed countries outside of North America. Although the

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Summary Prospectus 2014 BMO Pyrford Global Equity Fund

Class Y BGEYX	Class I BGENX	Class A BAGEX	As of December 29, 2014

Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $2 billion.

The Fund’s sub-adviser is Pyrford International Ltd. (“Pyrford”), an affiliate of the Adviser. Pyrford seeks to minimize losses by adopting a highly defensive investment stance at times of perceived high risk, characterized by high valuation levels or high levels of financial leverage. The Fund does not target a specific volatility level, but aims to deliver volatility significantly below that of the MSCI World Index by being zero weight in any country, sector, or stock that Pyrford believes has very poor value as measured by established fundamental value metrics (such as dividend yields, return on equity, and P/E ratios).

In determining the country designation of a particular company, the sub-adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies that are included in the MSCI World Index, the Fund may invest up to 20% of its net assets in companies designated to be in countries not represented in this index, including emerging market countries.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Management Risks. Pyrford’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.

Portfolio Managers. Suhail Arain, Bruce Campbell, Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the Fund since its inception in 2013. Mr. Arain, Head of Portfolio Management, North American Equities, joined Pyrford in 2008. Mr. Campbell, Investment Chairman, founded Pyrford in 1982. Mr. Cousins, Chief Executive Officer and Chief Investment Officer, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe/UK, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia Pacific, joined Pyrford in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $2,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

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Summary Prospectus 2014 BMO Pyrford Global Equity Fund

Class Y BGEYX	Class I BGENX	Class A BAGEX	As of December 29, 2014

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2014 BMO Pyrford Global Equity Fund

Class Y BGEYX	Class I BGENX	Class A BAGEX	As of December 29, 2014

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